Exhibit 10.17

ZIPCAR, INC.

SEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

November 17, 2010

-i-

ZIPCAR, INC.

SEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Agreement dated as of November 17, 2010 is entered into by and among Zipcar, Inc., a Delaware corporation (the “Company”), and the individuals and entities listed as “Investors” on the signature pages attached hereto.

Recitals

WHEREAS, the Company and certain of the Investors (as defined below) are parties to a certain Sixth Amended and Restated Registration Rights Agreement dated as of April 20, 2010 (the “Old Rights Agreement”), pursuant to which the Company granted such Investors certain rights with respect to their shares of capital stock of the Company;

WHEREAS, concurrently with the execution of this Agreement, the Company and certain of the Investors (the “Series G Purchasers”) are acquiring an aggregate of up to 3,942,182 shares of Series G Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series G Preferred”) pursuant to the terms of a Series G Convertible Preferred Stock Purchase Agreement dated as of the date hereof by and among the Company and the Series G Purchasers (the “Series G Purchase Agreement”);

WHEREAS, the parties to the Old Rights Agreement desire that the Old Rights Agreement be amended and restated in its entirety to provide for the terms and conditions included herein and to include each of the Series G Purchasers as a party;

WHEREAS, the undersigned represent holders of Shares (as defined in the Old Rights Agreement) representing a majority of the voting power of the outstanding Shares (as defined in the Old Rights Agreement) held by the Investors (as defined in the Old Rights Agreement), as required for amendment of the Old Rights Agreement;

WHEREAS, the Series G Purchasers’ obligations in the Series G Purchase Agreement are conditioned upon the Company’s execution and delivery of this Agreement; and

WHEREAS, the Company and the Investors desire to provide for certain arrangements with respect to (i) the registration of shares of capital stock of the Company under the Securities Act of 1933, as amended, (ii) the Investors’ right of first refusal with respect to certain issuances of securities of the Company and (iii) certain covenants of the Company.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliated Party” means, with respect to any Investor, any person or entity which, directly or indirectly, controls, is controlled by or is under common control with such Investor, including, without limitation, any general partner, officer, manager or director of such Investor and any venture capital fund (or similar entity) now or hereafter existing which is controlled by one or more general partners or managing members of, or shares the same management company as, such Investor.

“Available Undersubscription Amount” means the difference between the total of all of the Basic Amounts available for purchase by Qualified Purchasers pursuant to Section 3.1 and the Basic Amounts subscribed for pursuant to Section 3.1.

“Basic Amount” means, with respect to a Qualified Purchaser, its pro rata portion of the Offered Securities determined by multiplying the number of Offered Securities by a fraction, the numerator of which is the aggregate number of shares of Common Stock issued or issuable upon conversion of all Shares then held by such Qualified Purchaser and the denominator of which is the total number of shares of Common Stock then outstanding (giving effect to the conversion into Common Stock of all outstanding shares of convertible preferred stock and the exercise of all outstanding options and warrants).

“Benchmark Capital” shall mean Benchmark Capital Partners V, L.P., Benchmark Founders’ Fund V, L.P., Benchmark Founders’ Fund V-A, L.P., Benchmark Founders’ Fund V-B, L.P., Benchmark Capital Management Co. V, L.L.C. and related individuals.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, $0.001 par value per share, of the Company.

“Company” has the meaning ascribed to it in the introductory paragraph hereto.

“Company Sale” means: (a) a merger or consolidation in which (i) the Company is a constituent party, or (ii) a Company Subsidiary is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, except in the case of either clause (i) or (ii) any such merger or consolidation involving the Company or a Company Subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock which represent, immediately following such merger or consolidation, at least 51%, by voting power and economic interest, of the capital stock of (A) the surviving or resulting corporation or (B) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; (b) the sale, lease, transfer or exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any Company Subsidiary of all or substantially all the assets or intellectual property of the Company and all Company Subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more Company Subsidiaries if substantially all of the assets or intellectual property of the Company and the Company Subsidiaries taken as a whole are held by such Company Subsidiary or Company Subsidiaries (except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation); or (c) a liquidation, dissolution or a winding up of the Company.

“Company Subsidiary” means any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which the Company (or another Company Subsidiary) holds stock or other ownership interests representing (a) more than 50% of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.

“Confidential Information” means any information that is labeled as confidential, proprietary or secret which an Investor obtains from the Company pursuant to financial statements, reports and other materials provided by the Company to such Investor pursuant to this Agreement or pursuant to visitation or inspection rights granted hereunder.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

“Flexcar Merger Agreement” means the Agreement and Plan of Merger, dated as of September 26, 2007, by and among the Company, Zulu Acquisition Corp., Mobility, Inc. and Alps Communications LLC (solely in its capacity as Equityholders’ Representative (as defined therein)).

“Greylock Capital” shall mean Greylock XII Limited Partnership, Greylock XII-A Limited Partnership and Greylock XII Principals LLC and related individuals or funds.

“Indemnified Party” means a party entitled to indemnification pursuant to Section 2.5.

“Indemnifying Party” means a party obligated to provide indemnification pursuant to Section 2.5.

“Initial Public Offering” means the initial underwritten public offering of shares of Common Stock pursuant to an effective Registration Statement.

“Initiating Holders” means the Investors initiating a request for registration pursuant to Section 2.1(a) or 2.1(b), as the case may be.

“Investor” means (i) the holders of Shares, (ii) for purposes of Sections 2, 5, 6 and 7, of the Agreement, Pinnacle and Lighthouse and (iii) for purposes of Sections 2, 3, 5, 6 and 7, of the Agreement, the Streetcar Stockholders.

“Lighthouse” means Lighthouse Capital Partners VI, L.P.

“Major Investor” means (i) any Investor owning at least 250,000 Shares and (ii) for purposes of Section 4.3, Pinnacle, Lighthouse and the Streetcar Stockholders.

“Meritech Capital” means Meritech Capital Partners III L.P., together with Meritech Capital Affiliates III L.P. and related individuals or entities.

“Notice of Acceptance” means a written notice from an Investor to the Company containing the information specified in Section 3.1(b).

“Offer” means a written notice of any proposed or intended issuance, sale or exchange of Offered Securities containing the information specified in Section 3.1(a).

“Offered Securities” means (a) any shares of its Common Stock, (b) any other equity securities of the Company, including, without limitation, shares of preferred stock, (c) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (d) any debt securities convertible into capital stock of the Company.

“Old Rights Agreement” has the meaning ascribed to it in the recitals hereto.

“Pinnacle” means Pinnacle Ventures II Equity Holdings L.L.C. and Pinnacle Ventures III Equity Holdings L.L.C.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Qualified Public Offering” means the consummation of a firm-commitment underwritten public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act with aggregate proceeds to the Company greater than $40,000,000 and the Common Stock being listed for trading on either the New York Stock Exchange or the NASDAQ National Market or another comparable exchange or marketplace approved by the Board of Directors.

“Qualified Purchaser” means an Investor that is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act.

“Refused Securities” means those Offered Securities as to which a Notice of Acceptance has not been given by the Qualified Purchasers pursuant to Section 3.1.

“Registrable Shares” means (a) the shares of Common Stock issued or issuable upon conversion of the Shares, (b) the Streetcar Shares, (c) any other shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion, exchange or exercise of any other securities, acquired by the Investors, (d) the shares of Common Stock issued or issuable upon exercise of those certain warrants to purchase Common Stock issued by the Company to Lighthouse on May 29, 2008 and March 12, 2010, (e) the shares of Common Stock issued or issuable upon exercise of those certain warrants to purchase Common Stock issued by the Company to Pinnacle on June 15, 2009 and March 12, 2010, and (f) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon the sale of such shares pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) upon any sale in any manner to a person or entity which is not entitled, pursuant to Section 6, to the rights under this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not been effected.

“Registration Expenses” means all expenses incurred by the Company in complying with the provisions of Section 2, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the Selling Stockholders to represent the Selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions, stock transfer taxes and the fees and expenses of Selling Stockholders’ own counsel (other than the counsel selected to represent all Selling Stockholders).

“Registration Statement” means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

“Selling Stockholder” means any Investor owning Registrable Shares included in a Registration Statement.

“Series F Purchasers” means the Investors who hold shares of the Company’s Series F Convertible Preferred Stock.

“Shares” means shares of the Company’s Series A Convertible Preferred Stock, $0.001 par value per share, Series B Convertible Preferred Stock, $0.001 par value per share, Series C Convertible Preferred Stock, $0.001 par value per share, Series D Convertible Preferred Stock, $0.001 par value per share, Series E Convertible Preferred Stock, $0.001 par value per share, Series F Convertible Preferred Stock, $0.001 par value per share, and the Series G Preferred.

“Streetcar Shares” means the 8,158,561 shares of Common Stock issued to the Streetcar Stockholders pursuant to the Share Purchase Agreement, dated April 13, 2010, as amended and restated on April 20, 2010, between the Company and the parties named therein.

“Streetcar Stockholders” means the former shareholders of Streetcar Limited.

“Undersubscription Amount” means, with respect to a Qualified Purchaser, any additional portion of the Offered Securities attributable to the Basic Amounts of other Qualified Purchasers as such Qualified Purchaser indicates it will purchase or acquire should the other Qualified Purchasers subscribe for less than their Basic Amounts.

2. Registration Rights.

2.1 Required Registrations.

(a) At any time after the earlier of (i) November 17, 2014 or (ii) six months after the closing of the Initial Public Offering, an Investor or Investors holding in the aggregate a majority of the Registrable Shares then outstanding may request, in writing, that the Company effect the registration on Form S-1 (or any successor form) of Registrable Shares owned by such Investor or Investors having an aggregate value of at least $20,000,000 (based on the market price or fair value on the date of such request).

(b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), an Investor or Investors holding in the aggregate a majority of the Registrable Shares then outstanding may request, in writing, that the Company effect the registration on Form S-3 (or such successor form), of Registrable Shares owned by such Investor or Investors having an aggregate value of at least $10,000,000 (based on the public market price on the date of such request).

(c) Upon receipt of any request for registration pursuant to this Section 2, the Company shall promptly give written notice of such proposed registration to all other Investors. Such Investors shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Investors may request in such notice of election, subject in the case of an underwritten offering to the terms of Section 2.1(d). Thereupon, the Company shall, as expeditiously as possible (but in no event later than (i) 90 days in the case of a request under Section 2.1(a) and (ii) 60 days in the case of a request under Section 2.1(b)), use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares which the Company has been requested to so register; provided, however, that in the case of a registration requested under Section 2.1(b), the Company will only be obligated to effect such registration on Form S-3 (or any successor form).

(d) If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a) or (b), as the case may be, and the Company shall include such information in its written notice referred to in Section 2.1(c). In such event, (i) the right of any other Investor to include its Registrable Shares in such registration pursuant to Section 2.1(a) or (b), as the case may be, shall be conditioned upon such other Investor’s participation in such underwriting on the terms set forth herein, and (ii) all Investors including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters managing the offering; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Investors materially greater than the obligations of the Investors pursuant to Section 2.5. The Initiating Holders shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1(a) or (b), subject to the approval of the Company, which approval will not be unreasonably withheld, conditioned or delayed. If any Investor who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such Investor may elect, by written notice to the Company, to withdraw its Registrable Shares from such Registration Statement and underwriting. If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Shares to be included in the Registration Statement and underwriting shall be allocated among all Investors requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Shares held by them on the date of the request for registration made by the Initiating Holders pursuant to Section 2.1(a) or (b), as the case may be. If any Investor would thus be entitled to include more Registrable Shares than such Investor requested to be registered, the excess shall be allocated among other requesting Investors pro rata in the manner described in the preceding sentence.

(e) The Company shall not be required to effect more than two registrations pursuant to Section 2.1(a) or more than two registrations in any 12-month period pursuant to Section 2.1(b). In addition, the Company shall not be required to effect any registration within six months after the effective date of the Registration Statement relating to the Initial Public Offering. For purposes of this Section 2.1(e), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Investors after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to Section 2.4). For purposes of this Section 2.1(e), a Registration Statement shall not be counted if, as a result of an exercise of the underwriter’s cut-back provisions, less than 30% of the total number of Registrable Shares that Investors have requested to be included in such Registration Statement are so included.

(f) If at the time of any request to register Registrable Shares by Initiating Holders pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company’s Board of Directors, would be adversely affected by the requested registration, then the

Company may at its option direct that such request be delayed for a period not in excess of 60 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

2.2 Incidental Registration.

(a) Whenever the Company proposes to file a Registration Statement covering shares of Common Stock (other than a Registration Statement filed pursuant to Section 2.1), at any time and from time to time, it will, prior to such filing, give prompt written notice to all Investors of its intention to do so; provided, that no such notice need be given if no Registrable Shares are to be included therein as a result of a written notice from the managing underwriter pursuant to Section 2.2(b). The parties to this Agreement hereby acknowledge that the Company filed a certain registration statement (Registration No. 333-167220) with the Commission on June 1, 2010 (the “2010 Registration Statement”) and have waived the Company’s obligation to give prompt written notice of such filing pursuant to this Section 2.2(a). Upon the written request of an Investor or Investors given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Investor or Investors to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Investor or Investors; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Investor.

(b) If the registration for which the Company gives notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Investors as a part of the written notice given pursuant to Section 2.2(a). In such event, (i) the right of any Investor to include its Registrable Shares in such registration pursuant to this Section 2.2 shall be conditioned upon such Investor’s participation in such underwriting on the terms set forth herein and (ii) all Investors including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by the Company. If any Investor who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such person may elect, by written notice to the Company, to withdraw its shares from such Registration Statement and underwriting. If the managing underwriter with respect to the Initial Public Offering advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, then Registrable Shares shall be included, to the extent allowed, in the following order of priority: (i) up to 50% of the Streetcar Shares held by Streetcar Stockholders shall be included in such Registration Statement before any Registrable Shares held by any other Investor are included; (ii) the Registrable Shares held by Series F Purchasers shall be included in such Registration Statement before any Registrable Shares held by any other Investor are included; (iii) the Registrable Shares held by entities and individuals affiliated with Benchmark Capital, Greylock Capital and Meritech Capital shall be included in such Registration Statement before any Registrable Shares held by any other Investor are included, (iv) the Registrable Shares held by any other Investors shall be included in such Registration Statement before any Registrable Shares held by holders of securities of the Company other than the Company are included in such Registration Statement and (v) shares held by holders of securities of the Company other than Investors may then be included in such Registration Statement. If the managing underwriter with respect to an offering other than the Initial Public Offering advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, then Registrable Shares shall be included, to the extent allowed, as in the following order of priority: (i) the Registrable Shares held by Series F Purchasers and Streetcar Stockholders shall be included, pro rata, in such

Registration Statement before any Registrable Shares held by any other Investor are included; (ii) the Registrable Shares held by entities and individuals affiliated with Benchmark Capital, Greylock Capital and Meritech Capital shall be included in such Registration Statement before any Registrable Shares held by holders of securities other than the Company are included in such Registration Statement, (iii) the Registrable Shares held by any other Investors shall be included in such Registration Statement before any Registrable Shares held by holders of securities other than the Company are included in such Registration Statement and (iv) shares held by holders of securities of the Company other than Investors may then be included in such Registration Statement; provided that, in no event shall the amount of securities of entities and individuals affiliated with Benchmark Capital, Greylock Capital, Meritech Capital, the Streetcar Stockholders and/or the Series F Purchasers included in such Registration Statement be reduced below 30% of the total amount of securities included in such Registration Statement.

2.3 Registration Procedures.

(a) If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

(i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible;

(ii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 12 months from the effective date or such lesser period until all such Registrable Shares are sold;

(iii) as expeditiously as possible furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

(iv) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholders; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction;

(v) as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

(vi) promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement;

(vii) promptly make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(viii) notify each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

(ix) as expeditiously as possible following the effectiveness of such Registration Statement, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

(b) If the Company has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

(c) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be materially detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.3(c) to suspend sales of Registrable Shares for a period in excess of 30 days consecutively or 60 days in any 365-day period.

2.4 Allocation of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under Section 2.1 is withdrawn at the request of the Initiating Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Selling Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under Section 2.1, the Selling Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration.

2.5 Indemnification and Contribution.

(a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling

Stockholder, the partners, members, officers, directors and stockholders of each Selling Stockholder, each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, underwriter, controlling person or other aforementioned person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the Registration Statement or the offering contemplated thereby; and the Company will reimburse such Selling Stockholder, underwriter, controlling person or other aforementioned person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof.

(b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent (and only to the extent) that the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration.

(c) Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, conditioned or delayed); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5 except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay such expense if the Indemnified Party reasonably concludes that representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

(d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Selling Stockholders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 2.5(d), (i) in no case shall any one Selling Stockholder, when combined with any amounts paid by such Selling Stockholder pursuant to Section 2.5(b), be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (ii) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2.5(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 2.5(d). No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

(e) The rights and obligations of the Company and the Selling Stockholders under this Section 2.5 shall survive the termination of this Agreement.

2.6 Other Matters with Respect to Underwritten Offerings. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its best efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) use its best efforts to cause its independent public accounting firm to issue customary “cold comfort letters” to the underwriters with respect to the Registration Statement.

2.7 Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

2.8 “Lock-Up” Agreement; Confidentiality of Notices. Each Investor hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company for its own behalf of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1, including without limitation the 2010 Registration Statement, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days, which period may be extended upon the request of the managing underwriter, to the extent required by any FINRA or NYSE rules, for an additional period of up to fifteen (15) days if the Company issues or proposes to issue an earnings or other public release within fifteen (15) days of the expiration of the 180-day lockup period), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 2.8 shall apply only to the Initial Public Offering, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Investors only if all officers and directors are subject to the same restrictions and the Company obtains a similar agreement from all Investors owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Shares). The underwriters in connection with such registration are intended third party beneficiaries of this Section 2.8 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Each Investor further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 2.8 or that are necessary to give further effect thereto.

Any Investor receiving any written notice from the Company regarding the Company’s plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

2.9 Limitations on Subsequent Registration Rights. The Company shall not, prior to the Initial Public Offering, without the prior written consent of Investors holding a majority of the Registrable Shares then held by all Investors, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which grants such holder or prospective holder rights to include securities of the Company in any Registration Statement unless such rights to include securities in a registration are pari passu with, or subordinate to, the rights granted to Investors pursuant to this Agreement.

2.10 Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

(a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

(b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

2.11 Termination. The right of any holder of Registrable Shares to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.1 or Section 2.2 shall terminate upon the earliest to occur of:

(a) the closing of a Company Sale;

(b) the earliest time after the Initial Public Offering at which such holder of Registrable Shares (i) can sell all shares held by it in compliance with Rule 144(b)(1)(i) or (ii) holds one percent (1%) or less of the Company’s outstanding Common Stock and all Registrable Securities held by such holder (together with any Affiliate of the holder with whom such holder must aggregate its sales under Rule 144) can be sold in any three (3) month period without registration in compliance with Rule 144; and

(c) the fifth anniversary of the Initial Public Offering.

2.12 Registration of Certain Streetcar Shares. The Company shall use its commercially reasonable best efforts to include at least 25% of the Streetcar Shares held by each of Andrew Valentine and Brett Akker in the registration statement with respect to the Initial Public Offering. In the event that the underwriters with respect to the Initial Public Offering exercise their over-allotment option, the Company shall use its commercially reasonable best efforts to include additional Streetcar Shares held by such stockholders in the over-allotment closing.

3. Right of First Refusal.

3.1 Rights of Investors to Acquire Offered Securities.

(a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any Offered Securities, unless in each such case the Company shall have first complied with this Section 3.1. The Company shall deliver to each Investor an Offer, which shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged, and (iv) offer to issue and sell to or exchange with such Investor that is a Qualified Purchaser (A) such Qualified Purchaser’s Basic Amount and (B) such Qualified Purchaser’s Undersubscription Amount.

(b) To accept an Offer, in whole or in part, a Qualified Purchaser must deliver to the Company, on or prior to the date 30 days after the date of delivery of the Offer, a Notice of Acceptance providing a representation letter certifying that such Qualified Purchaser is an accredited Investor within the meaning of Rule 501 under the Securities Act and indicating the portion of the Qualified Purchaser’s Basic Amount that such Qualified Purchaser elects to purchase and, if such Qualified Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Qualified Purchaser elects to purchase. If the Basic Amounts subscribed for by all Qualified Purchasers are less than the total of all of the Basic Amounts available for purchase, then each Qualified Purchaser who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for (such Qualified Purchaser, an “Oversubscribing Qualified Purchaser”); provided, however, that if the Undersubscription Amounts subscribed for exceed the Available Undersubscription Amount, each Qualified Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the aggregate number of shares of Common Stock issued or issuable upon conversion of all Registrable Shares then held by such Qualified Purchaser bears to the aggregate number of shares of Common Stock issued or issuable upon conversion of all Registrable Shares then held by all Oversubscribing Qualified Purchasers, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

(c) The Company shall have 90 days from the expiration of the period set forth in Section 3.1(b) to issue, sell or exchange all or any part of the Refused Securities, but only to the offerees or purchasers described in the Offer (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

(d) In the event the Company shall propose to sell less than all the Refused Securities, then each Qualified Purchaser may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Qualified Purchaser elected to purchase pursuant to Section 3.1(b) multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Qualified Purchasers pursuant to Section 3.1(b) prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Qualified Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Qualified Purchasers in accordance with Section 3.1(a).

(e) Upon (i) the closing of the issuance, sale or exchange of all or less than all of the Refused Securities or (ii) such other date agreed to by the Company and Qualified Purchasers who have subscribed for a majority of the Offered Securities subscribed for by the Qualified Purchasers, such Qualified Purchaser or Purchasers shall acquire from the Company and the Company shall issue to such Qualified Purchaser or Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3.1(d) if any of the Qualified Purchasers has so elected, upon the terms and conditions specified in the Offer.

(f) The purchase by the Qualified Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Qualified Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Qualified Purchasers and their respective counsel.

(g) Any Offered Securities not acquired by the Qualified Purchasers or other persons in accordance with Section 3.1(c) may not be issued, sold or exchanged until they are again offered to the Qualified Purchasers under the procedures specified in this Agreement.

(h) The rights of the Qualified Purchasers under this Section 3.1 shall not apply to:

(i) the issuance of any shares of Common Stock as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

(ii) the issuance of any shares of Common Stock upon conversion of shares of convertible preferred stock;

(iii) the issuance of shares of Common Stock, or options with respect thereto (subject in either case to appropriate adjustment for stock splits, stock dividends, recapitalizations and similar events occurring after the date of this Agreement), issued or issuable to employees, directors or officers of, or consultants to, the Company or any Company Subsidiary pursuant to any plan, agreement or arrangement approved by the Board of Directors of the Company and a majority of the Board of Directors who are not employees of the Company or any of its Subsidiaries;

(iv) the issuance of securities solely in consideration for a bona fide acquisition (whether by merger or otherwise) by the Company or any Company Subsidiary of all or substantially all of the stock or assets of any other entity approved by the Board of Directors of the Company;

(v) the issuance of shares of Common Stock by the Company in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act;

(vi) the issuance of shares of capital stock, or the grant of options or warrants therefor, in connection with any present or future borrowing, line of credit, leasing or similar financing arrangement approved by the Board of Directors of the Company;

(vii) shares of capital stock, or the grant of options or warrants therefor, in connection with any strategic transaction entered into for primarily non-equity financing purposes and approved by the Board of Directors of the Company;

(viii) shares of capital stock issuable upon the exercise or conversion of any warrants outstanding on the date of this Agreement; and

(ix) the Series G Preferred issued by the Company pursuant to the Series G Purchase Agreement.

3.2 Hart-Scott-Rodino Act. If a Qualified Purchaser’s exercise of the option to purchase Offered Securities would require the filing of Notification and Report Forms and related materials with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the Hart-Scott-Rodino Act, the Company shall cooperate with the Qualified Purchaser in the making of such filing and shall make any further filings or information submissions pursuant thereto as may be reasonably necessary, proper or advisable, and the requirement that the Qualified Purchaser make such filing shall not limit the Qualified Purchaser’s right to exercise its option to purchase Offered Securities.

3.3 Termination. This Section 3 shall terminate upon the earlier of the closing of a Company Sale or the closing of a Qualified Public Offering.

4. Covenants.

4.1 Maintenance of Insurance. The Company covenants and agrees that it will maintain with responsible and reputable insurance companies or associations, insurance in such amounts and covering such risks as the Company reasonably deems advisable, including without limitation Directors and Officers Errors and Omissions insurance.

4.2 Inspection and Observation. The Company shall permit each Investor, or any authorized representative thereof, to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested; provided, however, that the Company shall not be obligated pursuant to this Section 4.2 to provide access to any information which it reasonably considers to be a trade secret.

4.3 Financial Statements and Other Information.

(a) The Company shall deliver to each Major Investor:

(i) within 150 days after the end of each fiscal year of the Company (or such other period as the Board of Directors may reasonably approve), an audited balance sheet of the Company as at the end of such year and audited statements of income and of cash flows of the Company for such year, certified by certified public accountants of established national reputation selected by the Company, and prepared in accordance with generally accepted accounting principles consistently applied; and

(ii) within 45 days after the end of each fiscal quarter of the Company (other than the fourth quarter), an unaudited balance sheet of the Company as at the end of such quarter, and unaudited statements of income and of cash flows of the Company for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter.

(iii) as soon as available, but in any event prior to the commencement of each new fiscal year, a business plan and projected financial statements for such fiscal year;

(iv) such other notices, information and data with respect to the Company as the Company delivers to the holders of its capital stock at the same time it delivers such items to such holders; and

(v) with reasonable promptness, such other information and data as such Investor may from time to time reasonably request.

(b) The foregoing financial statements shall be prepared on a consolidated basis if the Company then has any subsidiaries. The financial statements delivered pursuant to clause (ii) of paragraph (a) above shall be accompanied by a certificate of the chief financial officer of the Company stating that such statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as noted) and fairly present the financial condition and results of operations of the Company at the date thereof and for the periods covered thereby.

4.4 Agreements with Employees; Options.

(a) The Company shall (i) require (A) all persons now or hereafter employed by the Company and (B) all independent contractors utilized by the Company who have access to confidential or proprietary information of the Company to enter into a standard non-disclosure and assignment of inventions agreement and, in the case of employees, a standard non-competition and non-solicitation agreement and (ii) use its commercially reasonable best efforts to ensure that all former employees who have not already done so enter in to a standard non-disclosure and assignment of inventions agreement.

(b) Unless otherwise approved by the Board of Directors of the Company, including a majority of the members of the Board of Directors who are not employees of the Corporation or any of its subsidiaries, all options or restricted stock granted or issued by the Company (i) shall become exercisable at the rate of 25% on the first anniversary of grant or issue and 2.0833% per month thereafter over the subsequent three years so long as the holder continues to be an employee or consultant of the Company and (ii) and have a lock-up provision substantially similar to that in Section 8(k) of the Seventh Amended and Restated Stockholders’ Voting Agreement. In addition, unless otherwise approved by the Board of Directors of the Company, including a majority of the members of the Board of Directors who are not employees of the Corporation or any of its subsidiaries, the Company shall retain the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.

4.5 Board of Directors. The Company shall promptly reimburse in full each director of the Company who is not an employee of the Company for all of his or her reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

4.6 Qualified Small Business Stock. The Company shall submit to the Internal Revenue Service any reports that may be required under Section 1202(d)(1)(C) of the Code and the related Treasury Regulations. In addition, within a commercially reasonable time after any investor has delivered to the Company a written request therefor, the Company shall deliver to such Investor a written statement indicating whether, to the knowledge of the Company, such Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code, or, at the election of the Company, a written statement containing such factual information available to the Company as may be reasonably required by the Investor to permit the Investor or the Investor’s advisors to determine whether the Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code.

4.7 Subsequent Financings. In the event the Company issues shares of preferred stock which carry rights, preferences or privileges regarding dividends, liquidation, redemption, anti-dilution or voting that are senior to the rights of the Series G Convertible Preferred Stock, the Company shall use its best efforts to amend the rights, preferences and privileges of the Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock and/or the Series G Preferred to be consistent with those of the new series of preferred stock.

4.8 Termination of Covenants. All covenants of the Company contained in this Section 4 shall terminate upon the earlier of the closing of a Company Sale or the closing of an Initial Public Offering.

5. Confidentiality. Each Investor agrees that he, she or it will keep confidential and will not disclose, divulge or use for any purpose, other than to monitor its investment in the Company, any Confidential Information, unless such Confidential Information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 5 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s Confidential Information or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (ii) to any prospective purchaser of any Shares from such Investor as long as such prospective purchaser agrees to be bound by the provisions of this Section 5, (iii) to any Affiliated Party of such Investor, provided that such party is obligated not to disclose, divulge or use any Confidential Information to the same extent as the Investors, (iv) as may otherwise be required by law, provided that the Investor takes reasonable steps to minimize the extent of any such required disclosure, or (v) as necessary to enforce such Investor’s rights, including through the Equityholders’ Representative, pursuant to the Flexcar Merger Agreement, including, without limitation, in connection with the assertion or defense of any claim pursuant to the Flexcar Merger Agreement, provided that the Investor takes reasonable steps to minimize the extent of any such disclosure. Notwithstanding the foregoing, (i) such information shall not be deemed confidential for the purpose of enforcing this Agreement and (ii) the provisions of this Section 5 shall not apply to any Investor who is represented on the Board of Directors of the Company, but only for as long as such Investor is so represented, it being understood that the director elected by holders of a majority of the Series F Convertible Preferred Stock represents such holders.

6. Transfers of Rights; Calculation of Share Numbers.

6.1 Transfer of Rights. This Agreement, and the rights and obligations of each Investor hereunder, may be assigned by such Investor to (a) any person or entity to which Shares at least 250,000 Shares (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and similar events occurring after the date of this Agreement) are transferred by such Investor, (b) to any Affiliated Party of such Investor, or (c) any Immediate Family Member (as defined below) of such

Investor or trust established solely for the benefit of such Investor and/or Immediate Family Members of such Investor, and, in each case, such transferee shall be deemed an “Investor” for purposes of this Agreement; provided that such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement. Notwithstanding the foregoing, any person or entity to which any Shares or Registrable Shares are transferred by an Investor, whether voluntarily or by operation of law, shall be bound by the obligations under Section 2.8 to the same extent as if such transferee were an Investor hereunder and no Investor shall transfer any Shares or Registrable Shares unless the transferee provides a written instrument to the Company notifying the Company of such transfer and agreeing in writing to be bound by the terms of Section 2.8. “Immediate Family Member” shall mean the spouse, children, parents, siblings, grandchildren and any other relatives approved by the Board of Directors of the Company

6.2 Calculation of Share Numbers. In determining the number of Shares owned by an Investor for purposes of exercising rights under this Agreement, (a) Shares owned by an Investor shall be deemed to include Shares which have been converted into Common Stock so long as such Common Stock is owned by such Investor and (b) all Shares held by affiliated entities or persons shall be aggregated together (provided that no shares shall be attributed to more than one entity or person within any such group of affiliated entities or persons).

7. General.

7.1 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

7.2 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

7.3 Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware, as to matters within the scope thereof, and the internal laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof), as to all other matters.

7.4 Notices. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to the Company, at Zipcar, Inc., 25 First Street, Fourth Floor, Cambridge, MA 02141, Attention: President, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy, which shall not constitute notice, to Wilmer Cutler Pickering Hale and Dorr LLP, Attention: John H. Chory, Esq., 1100 Winter Street, Suite 4650, Waltham, MA 02451;

If to an Investor (other than Meritech Capital, a holder of Series F Convertible Preferred Stock or a Streetcar Stockholder), at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Investor to the other parties hereto, with a copy, which shall not constitute notice, to Goodwin Procter, Exchange Place, 53 State Street, Boston, MA 02109, Attention: William J. Schnoor, Esq.;

If to Meritech Capital, at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Investor to the other parties hereto, with a copy, which shall not constitute notice, to Latham & Watkins LLP, 140 Scott Drive, Menlo Park CA 94025, Attention: Mark V. Roeder, Esq.;

If to an Investor that is a holder of Series F Convertible Preferred Stock, at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Investor to the other parties hereto, with a copy, which shall not constitute notice, to Arnold & Porter LLP, 555 Twelfth Street, NW, Washington, DC 20004-1206, Attention: Andrew J. Varner, Esq.; or

If to an Investor that is a Streetcar Stockholder, at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Investor to the other parties hereto, with a copy, which shall not constitute notice, to DLA Piper UK LLP, 3 Noble Street, London, United Kingdom, EC2V 7EE, Attention: Will Rosen.

Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 7.4.

7.5 Amendment of and Waiver Under the Old Rights Agreement; Complete Agreement. The Company and Investors (as defined in the Old Rights Agreement) holding Shares representing a majority of the voting power of all Shares now held by Investors (as defined in the Old Rights Agreement) hereby (A) agree that, as of the date of this Agreement, (i) the Old Rights Agreement is hereby amended in its entirety by this Agreement and (ii) the provisions of the Old Rights Agreement shall no longer be of any force or effect and (B) waive their rights under Section 3 of the Old Right’s Agreement, with respect to the issuance of the Series G Preferred. This Agreement constitutes the only agreement, contract or understanding among the Investors and the Company relating to all or part of the subject matter of this Agreement.

7.6 Amendments and Waivers. This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Investors holding Shares representing a majority of the voting power of all Shares then held by Investors. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Investor without the written consent of such Investor unless such amendment, termination or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 3 with respect to a particular transaction shall be deemed to apply to all Qualified Purchasers in the same fashion if such waiver does so by its terms, provided, however, if the Company offers to issue and sell shares to, or exchange shares with, any Qualified Purchaser, it shall offer to issue, or exchange shares with, all Qualified Purchasers each Qualified Purchaser’s Basic Amount in such transaction) and (b) Exhibit A hereto may be amended by the Company from time to time upon issuance of certificates representing shares of Series F Preferred Stock issued in connection with the Flexcar Merger Agreement. Any amendment, termination or waiver effected in accordance with this Section 7.6 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

7.7 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

7.8 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures. This Agreement may be executed by facsimile signatures.

7.9 Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

7.10 Other Investments. The Company acknowledges that certain of the Investors are in the business of venture capital (or similar) investing and therefore review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company. Subject to any confidentiality obligations, nothing in this Agreement shall preclude or in any way restrict the Investors from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

COMPANY:

ZIPCAR, INC.

By:	/s/ Scott W. Griffith
Scott W. Griffith
Chief Executive Officer

INVESTORS:

Meritech Capital Partners III L.P.

By:	Meritech Capital Associates III L.L.C.
its General Partner

By:	Meritech Management Associates III L.L.C.
a managing member

By:	/s/ Robert D. Ward
Robert D. Ward, a managing member

Meritech Capital Affiliates III L.P.

By:	Meritech Capital Associates III L.L.C.
its General Partner

By:	Meritech Management Associates III L.L.C.
a managing member

By:	/s/ Robert D. Ward
Robert D. Ward, a managing member

The Shin-Sherman Trust

By:	/s/ Craig Douglas Sherman
Name:	Craig Douglas Sherman
Title:	Trustee

[SIGNATURE PAGE TO SEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

CRON HOLDING AS

By
Name:
Title:

SMEDVIG CAPITAL AS

By	/s/ Robert Toms
Name:	Robert Toms
Title:	Managing Director

Brett Akker

Sir Trevor Chinn

Andrew Edgar

Michael Fogelberg

Jonathan Hampson

Simon Healey

Henry Imber

Philip Marland

Patrick Metdepenninghen

Jonathan Thomson

/s/ Andrew Valentine
Andrew Valentine

Mark Walker

[SIGNATURE PAGE TO SEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

APPLEBY TRUST (JERSEY) LTD

By
Name:
Title:

Adebo Abayomi

John Brunton

Harriet Clark

Philip Day

Suyin Dubois

Paul Garratt

Oliver Harvey

Kate Humphreys

Jiri Kobalicek

Carla Orchard

Amanda Robinson

Shawn Rosewarne

Holly Ruddin

Laura Turner

[SIGNATURE PAGE TO SEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Angela Wright

William Adams

Aldrich Descendants 2002 Trust Dated 9/23/02

By:	/s/ Richard H. Aldrich
Name:	Richard H. Aldrich
Title:	Trustee

American Honda Motor Company

By:
Name:
Title:

Charles Andonian

Cameron Pande

Carlos Autrey

Arthur D. Ayrault, IV

Carlos Azocor

Juan Balbontin

[SIGNATURE PAGE TO SEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

BCLF VENTURES I, LLC

By:	Boston Community Venture Fund

By:
Name:
Title:

BCLF VENTURES II, LLC

By:	Boston Community Venture Fund

By:
Name:
Title:

BENCHMARK CAPITAL PARTNERS V, L.P.

as nominee for
Benchmark Capital Partners V, L.P.
Benchmark Founders’ Fund V, L.P.
Benchmark Founders’ Fund V-A, L.P.
Benchmark Founders’ Fund V-B, L.P. and related individuals

By:	Benchmark Capital Management Co. V, L.L.C.
its general partner

By:	/s/ [illegible]
Managing Member

Ros Bond

Gillian Marsden

Lee Brettman

Bristol Bay Native Corporation

By:
Name:
Title:

David Brook

[SIGNATURE PAGE TO SEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Campbell Living Trust, dated January 16, 1997

By:
Name:
Title:

Career Specialists

By:
Name:
Title:

Tracy J. Carroll

Timothy Barry Casey

Glenn N. Chinn

City National Bank as Trustee for Nossaman, Guthner, Knox & Elliot PSP FBO Henry Weinstock

By:
Name:
Title:

City National Bank as Trustee for Nossaman, Guthner, Knox & Elliot PSP FBO Karen J. Hedlund

By:
Name:
Title:

City National Bank as Trustee for Nossaman, Guthner, Knox & Elliot PSP FBO Geoffrey S. Yarema

By:
Name:
Title:

Michael Crill

Catherine Nobis

[SIGNATURE PAGE TO SEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Ron Danz

Marjorie Danz

Jean-Jacques Degroof

Diamond Parking

By:
Name:
Title:

Connie Duckworth

Kathy Elliott

David Ellis

Juan Enriquez

Evercel, Inc.

By:	/s/ James Gerson
Name:	James Gerson
Title:	Chairman

Rich Feldman

Ruth Fleischmann

Gretchen Garth

Gerson Family Foundation

By:	/s/ James Gerson
Name:	James Gerson
Title:	President

[SIGNATURE PAGE TO SEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

/s/ Jim Gerson
Jim Gerson

Globespan Capital Partners V, L.P.

By:
Name:
Title:

Gravestar Investments, LLC

By:
Name:
Title:

Frederick E. Gerson

Simon Gerson

Thomas C. Graham

Greylock XII Limited Partnership

By:	Greylock XII GP LLC, its General Partner

By:	/s/ Donald A. Sullivan
Name:	Donald A. Sullivan
Title:	Administrative Partner

Greylock XII-A Limited Partnership

By:	Greylock XII GP LLC, its General Partner

By:	/s/ Donald A. Sullivan
Name:	Donald A. Sullivan
Title:	Administrative Partner

Greylock XII Principals LLC

By:	Greylock Management Corporation, Sole Member

By:	/s/ Donald A. Sullivan
Name:	Donald A. Sullivan
Title:	Vice President and Treasurer

[SIGNATURE PAGE TO SEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Jean Hammond

Montgomery R. Hester

Chris Hill

Miguel Garcia-Huidobro

Lee Iacocca

Livia Jackson

Donald Jefferson

Beverly Jefferson

Timothy B. Jenkins

K3 LLC

By:
Name:
Title:

Christopher P. Kaneb

Kanter Trust

By:
Name:	Michael Kanter
Title:	Trustee

By:
Name:	Sandra Kanter
Title:	Trustee

Peter Kennard

[SIGNATURE PAGE TO SEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Michael Klein

Carol and Fred Konz 2006 Trust dated August 3, 2006

By:
Name:
Title:

Joel Lamstein

LaSalle Investment Fund

By:
Name:
Title:

David Leonhardt

Philip Livingston

Robert S. Lowenthal

Alexa Grace Lowenthal

Zoe Sarah Lowenthal

Robert J. McCabe

Pamela McCabe

Jamie McCourt

Patrick McGeehin

Andrew McKee Revocable Trust 2000

By:
Andrew McKee, Trustee

[SIGNATURE PAGE TO SEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Ann C. Miller

Jose Moreno

Mason Myers

Mark Nassutti

Elana Nemerson

By:
Marian Chertow, as Co-Guardian

By:
Matthew Nerson, as Co-Guardian

Bryce Nesbitt

Donald P. Nielsen

Nossaman, Guthner, Knox & Elliot, LLP

By:
Name:
Title:

John Ogden

Andrea Ogden

Carol F. Padelford

Parsons Transportation Group

By:
Name:
Title:

[SIGNATURE PAGE TO SEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

William F. Peare

Peter Nessen

Perrin Investments, LLC

By:
Name:
Title:

Peter C. Aldrich Trust

By:	/s/ Peter C. Aldrich
Name:	Peter C. Aldrich
Title:	Trustee

Neil Peterson

Eric Pollak

W. Thomas Porter

Dixie Jo Porter

Prentice Family Partnership

By:
Name:
Title:

/s/ Jill Preotle
Jill Preotle

Timothy J. Preotle

Matthew Preotle

Elly Preotle

[SIGNATURE PAGE TO SEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Preston Gates & Ellis Investments, L.L.C.

By:
Name:
Title:

RA Capital Associates

By:	/s/ Richard H. Aldrich
Name:	Richard H. Aldrich
Title:	President

Richard H. Aldrich 2009 GRAT #2

By:	/s/ Richard H. Aldrich
Name:	Richard H. Aldrich
Title:	Trustee

Robert Reuben

Richard E. Teller Revocable Trust, u/d/t 1/16/2004

By:
Richard E. Teller, Trustee

By:
Kathleen A. Rogers, Trustee

Kathleen A. Rogers Revocable Trust

By:
Name:
Title:

Revolution Living LLC

By:	/s/ John Richardson
Name:	John Richardson
Title:	EVP

Jonathan F.P. Rose

Eric Rosenfeld

/s/ Andrew Ross
Andrew Ross

[SIGNATURE PAGE TO SEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

R. Patterson Russell

John Richmond Russell

Philip Christian Russell

Charlotte Allen Russell

Erica Meyer Russell

Roy Patterson Russell

Stephen P. Sander

Aviva Sapers

Fred Schapelhouman

Drew Schembre

William Scott

Seed Partners LLC

By:
Name:
Title:

Jonathan Seelig

Asher Perlman Seelig

[SIGNATURE PAGE TO SEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Harvey Sorkin Revocable Trust

By:
Name:
Title:

Orin Smith

Charles Stonecipher

The Craig Douglas Sherman Trust

By:
Name:
Title:

Thomas G. Stemberg Revocable Trust dated May 1, 1991

By:
Name:
Title:

John Titcomb, Jr.

Tom Unger

United Investors International Company

By:
Name:
Title:

Conrad Wagner

Jacqueline Witter

Malcolm Witter

[SIGNATURE PAGE TO SEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Lighthouse Capital Partners VI, L.P., As Agent

By: Lighthouse Management Partners VI, L.L.C., its general partner

By:
Name:
Title:

Pinnacle Ventures II Equity Holdings, L.L.C., a Delaware limited liability company

By:
Name:	Robert N. Savoie
Title:	Chief Financial Officer

Pinnacle Ventures III Equity Holdings, L.L.C., a Delaware limited liability company

By:
Name:	Robert N. Savoie
Title:	Chief Financial Officer

[SIGNATURE PAGE TO SEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

ZIPCAR, INC.

SIGNATURE PAGE TO SEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS

AGREEMENT

Each of the undersigned hereby agrees to be a party to, and be bound by, that certain Seventh Amended and Restated Registration Rights Agreement, dated as of November 17, 2010, by and among Zipcar, Inc., a Delaware corporation, and the other parties named therein (the “Registration Rights Agreement”). By executing this signature page, each of the undersigned joins in the execution of, and agrees to be bound by, and is hereby deemed an “Investor” under and as defined in, the Registration Rights Agreement for all purposes thereof and in accordance with the terms and conditions set forth therein. Each of the undersigned authorizes this signature page to be attached to the Registration Rights Agreement or counterparts thereof, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same document. This signature page may be executed by facsimile signatures.

Executed, in counterpart, as of the date set forth below.

Date: November 30, 2010	PINNACLE VENTURES DEBT FUND III-A, L.P.
PINNACLE VENTURES DEBT FUND III, L.P.

	By:	Pinnacle Ventures Management III, L.L.C., their general partner

	By:	/s/ Robert N. Savoie
Name: Robert N. Savoie
Title: Chief Financial Officer

Date: November 30, 2010	PINNACLE VENTURES II-A, L.P.
PINNACLE VENTURES II-B, L.P.
PINNACLE VENTURES II-C, L.P.
PINNACLE VENTURES II-R, L.P.

	By:	Pinnacle Ventures Management II, L.L.C., their general partner

	By:	/s/ Robert N. Savoie
Name: Robert N. Savoie
Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

Zipcar, Inc.

By:	/s/ Edward G. Goldfinger
Name:	Edward G. Goldfinger
Title:	CFO

Exhibit A

List of Investors

William Adams

3828 Cathedral Avenue, NW

Washington, DC 20016

Aldrich Descendants 2002 Trust Dated 9/23/02

c/o Richard Aldrich

986 Memorial Drive #504

Cambridge, MA 02138

American Honda Motor Company

Attn: Paul Honda

1919 Torrance Blvd

Torrance, CA 90509

Charles Andonian/Cameron Pande

4231 Sunnybrae Dr

Yarrow Pt, WA 98004

Carlos Autrey

Grupo Casa Autrey, S. A. de C. V.

Campo Eliseos 29

Colonia Polanco

11580 Mexico, D.F

Arthur D. Ayrault, IV

307 3rd Ave S

Suite 220

Seattle, WA 98104

Carlos Azocor

Malaga 115, of 502

Las Condes, Santiago

Chile

Juan Balbontin

Guardia Vieja 255, of 104

Providencia, Santiago

Chile

BCLF Ventures I, LLC

c/o Boston Community Venture Fund

56 Warren Street, Suite #300

Boston, MA 02119

BCLF Ventures II, LLC

c/o Boston Community Venture Fund

56 Warren Street, Suite #300

Boston, MA 02119

Benchmark Capital Partners V, L.P.

2840 Sand Hill Road

Suite 302

Menlo Park, CA 94025

Ros Bond and Gillian Marsden

1626 39th Ave

Seattle, WA 98122

Lee Brettman

183 Greystone Lane

Sudbury, MA 01776

Bristol Bay Native Corporation

c/o Steve Tolton

Petrocard Systems

730 Central So.

Kent, WA 98038

David Brook

1905 NE Clackamas

Portland, OR 97232

Campbell Living Trust, dated January 16, 1997

3222 Sierra Drive South

Seattle, WA 98144

Career Specialists

Attn: Pamela Rolfe

155 - 108th Plaza

Suite 200

Bellevue, WA 98004

Tracy J. Carroll

7355 - 19th Ave NW

Seattle, WA 98117

Timothy Barry Casey

18 Ellsworth Park

Cambridge, MA 02139

Glenn N. Chinn

6036 Upland Terrace South

Seattle, WA 98118

City National Bank as Trustee for Nossaman, Guthner,

Knox & Elliot PSP FBO Henry Weinstock

225 Broadway, 5th Fl

San Diego, CA 92101

City National Bank as Trustee for Nossaman, Guthner,

Knox & Elliot PSP FBO Karen J. Hedlund

225 Broadway, 5th Fl

San Diego, CA 92101

City National Bank as Trustee for Nossaman, Guthner,

Knox & Elliot PSP FBO Geoffrey S. Yarema

225 Broadway, 5th Fl

San Diego, CA 92101

Malcolm Witter

Compass Capital

Island Corporate Center

7525 SE 24th St., Suite 450

Mercer Island, WA 98040

Michael Crill and Catherine Nobis

3344 - 99th Avenue

Bellevue, WA 98004

Ron and Marjorie Danz

10001 NE 8th Street

#201

Bellevue, WA 98004

Jean-Jacques Degroof

Rue Theresienne 19 Apt. 7

1000 Brussels, Belgium

Diamond Parking

Attn: Bob Turley

605 1st Avenue

Suite 600

Seattle, WA 98121

Juan Enriquez

102 Highland Street

West Newton, MA 02165

K3 LLC

2625 W Galer

Seattle, WA 98199

Robert Lowenthal

1035 Park Avenue, #6B

New York, NY 10028

Alexa Grace Lowenthal

1035 Park Avenue, #6B

New York, NY 10028

Zoe Sarah Lowenthal

1035 Park Avenue, #6B

New York, NY 10028

Globespan Capital Partners V, L.P.

One Boston Place, Suite 2810

Boston, MA 02108

Connie Duckworth

77 Stone Gate Lane

Lake Forest, IL 60045

Kathy Elliott

197 8th Street #410

Charlestown, MA 02129

David Ellis

6 Canal Park #710

Cambridge, MA 02141

Evercel, Inc.

20 Pond Park Road

Hingham, MA 02043

Rich Feldman

27 Middle Patent Road

Bedford, NY 10506

Ruth Fleischmann

320 E 72nd St, Apt. 13A

New York, NY 10021

Gretchen Garth

16347 Inglewood Pl NE

Kenmore, WA 98028

Gerson Family Foundation

39-01 Main Street

Flushing, NY 11354

Jim Gerson

19 W. 95th Street

New York, NY 10017

Gravestar Investments, LLC

c/o Anne M. Oppenheim

160 Second Street

Cambridge, MA 02142

Frederick E. Gerson

Gerson Properties

39-01 Main Street

Flushing, NY 11354

Simon Gerson

Gerson Properties

39-01 Main Street

Flushing, NY 11354

Thomas C. Graham

11403 SE 65th St.

Bellevue, WA 98006

Greylock XII Limited Partnership

One Brattle Square, 4th Floor

Cambridge, MA 02138

Greylock XII-A Limited Partnership

One Brattle Square, 4th Floor

Cambridge, MA 02138

Greylock XII Principals LLC

One Brattle Square, 4th Floor

Cambridge, MA 02138

Jean Hammond

104 Spruce Street

Watertown, MA 02472

Montgomery R. Hester

5414 Rincon Beach Park Dr.

Ventura, CA 93001

Chris Hill

163 Chestnut Hill

Chestnut Hill, MA 02467

Miguel Garcia-Huidobro

Alcantara 200, or 306

Los Condes, Santiago

Chile

Lee Iacocca

Iacocca Foundation

11150 Santa Monica Blvd.

Suite 400

Los Angeles, CA 90025

Livia Jackson

4305 NE 60th Street

Seattle, WA 98115

Donald and Beverly Jefferson JTWROS

2025 77th Ave. NE

Medina, WA 98039

Timothy B. Jenkins

19918 Maplewood Cr

Edmonds, WA 98026

Christopher P. Kaneb

90 Everett Avenue

PO Box 9151

Chelsea, MA 02150

Kanter Trust

Michael & Sandra Kanter

17540 Palora St

Encino, CA 91316

Kathleen A. Rogers Revocable Trust

545 Boylston Street

Brookline, MA 02445

Attn: Richard E. Teller

Peter L. Kennard

40 West 77th Street

New York, NY 10024

Michael Klein

Klein Investments

9595 Wilshire Blvd.

Penthouse 1001

Beverly Hills, CA 90212

Carol and Fred Konz 2006 Trust dated August 3, 2006

c/o Mary Lee Aldrich

64-A Swamp Road

Little Compton, RI 02837

Joel Lamstein

45 Pinecrest Road

Newton, MA 02159

LaSalle Investment Fund

Edward P. Schneider, Managing General Partner

96 LaSalle Avenue

Piedmont, CA 94611

David Leonhardt

13607 SE 224th St

Vashon, WA 98070

Philip Livingston

c/o Donna Colon

Edgewood Management Company

350 Park Ave, Fl 18

New York, NY 10022

Robert J. and Pamela McCabe

2221 Federal Ave E

Seattle, WA 98102

Jamie McCourt

McCourt Company

600 Atlantic Avenue

Boston, MA 02210

Patrick McGeehin

9906 Riverview Court

Potomac, MD 20854

Andrew McKee Revocable Trust 2000

Andrew McKee, Trustee

30 Academy Street

Arlington, MA 02476

Meritech Capital Partners III L.P.

245 Lytton Avenue, Suite 350

Palo Alto, CA 94301

Meritech Capital Affiliates III L.P.

245 Lytton Avenue, Suite 350

Palo Alto, CA 94301

Ann C. Miller

99 Timberwood Rd

West Hartford, CT 06117

Jose Moreno

Pasaje Camino La Vina

Depto 402

Las Condes

Santiago 11641

Chile

Mason Myers

1215 Greenwich Place #3A

San Francisco, CA 94109

Mark Nassutti

218 Main Street, #252

Kirkland, WA 98033

Marian Chertow and Matthew Nerson

Co-Guardians for Elana Nemerson

35 Huntington Street

New Haven, CT 06511

Bryce Nesbitt

99  1/2 Ardmore Road

Kensington, CA 94707

Peter Nessen

19 Charles River Square

Boston, MA 02114

Donald P. Nielsen

2625 W. Galer

Seattle, WA 98199

Nossaman, Guthner, Knox & Elliot, LLP

445 Figueroa St

31st Fl

Los Angeles, CA 90771

John and Andrea Ogden

69 Landgrove Rd

Landgrove, VT 05148

Carol F. Padelford

1421 39th Ave E

Seattle, WA 98112

Parsons Transportation Group

Richard Reddy

1133 15th St NW

Washington, DC 20005

William F. Peare

1031 Wood Duck Dr

Cle Elum, WA 98922

Perrin Investments LLC

c/o DonPerrin

315 Dedham Street

Newton, MA 02459

PETER C. ALDRICH TRUST

986 Memorial Drive, #504

Cambridge, MA 02138

Neil Peterson

2017 Fairview Ave E

Suite 1

Seattle, WA 98102

Pinnacle Ventures II-A, L.P.

130 Lytton Avenue, Suite 220

Palo Alto, CA 94301

Pinnacle Ventures II-B, L.P.

130 Lytton Avenue, Suite 220

Palo Alto, CA 94301

Pinnacle Ventures II-C, L.P.

130 Lytton Avenue, Suite 220

Palo Alto, CA 94301

Pinnacle Ventures II-R, L.P.

130 Lytton Avenue, Suite 220

Palo Alto, CA 94301

Pinnacle Ventures Debt Fund III, L.P.

130 Lytton Avenue, Suite 220

Palo Alto, CA 94301

Pinnacle Ventures Debt Fund III-A, L.P.

130 Lytton Avenue, Suite 220

Palo Alto, CA 94301

Eric Pollak

18 Ridge Road

Concord, NH 03301

W. Thomas Porter and Dixie Jo Porter

5183 Laurelcrest Lane

Seattle, WA 98105

Prentice Family Partnership

2 Union Square

601 Union Street

Suite 1000

Seattle, WA 98101-4064

Jill Preotle

27 Commonwealth Avenue

Boston, MA 02116

Preston Gates & Ellis Investments, L.L.C.

Robert S. Jaffe

925 Fourth Avenue

Suite 2900

Seattle, WA 98104-1158

Timothy J. Preotle

2601 Woodley Place N.W., Apt 202

Washington, DC 20008

Matthew Preotle and Elly Preotle, JTWRS

35 West Street, Apt. 1

Cambridge, MA 02139

RA CAPITAL ASSOCIATES

c/o Richard Aldrich

986 Memorial Drive, #504

Cambridge, MA 02138

Richard H. Aldrich 2009 GRAT #2

c/o JDJ Resources

31 Milk Street, Suite 401

Boston, MA 02109

Robert Reuben

650 First Avenue

Apartment 32L

New York, NY 10016

Revolution Living LLC

1717 Rhode Island Ave, 10th Floor

Washington, DC 20036

Richard E Teller Revocable Trust, u/d/t 1/16/2004

Richard E. Teller & Kathleen A Rogers Trustees

545 Boylston Street

Brookline, MA 02445

Attn: Richard E. Teller

Jonathan F.P. Rose

22 Katonah Avenue

Katonah, NY 10536

Eric Rosenfeld

217 Hommocks Road

Larchmont, NY 10538

Andrew Ross

75 Myles Standish Road

Weston, MA 02493

R. Patterson Russell

111 Mt. Israel Road

Center Sandwich, NH 03227

John Richmond Russell

638 Franklin Street

Denver, CO 80218

Philip Christian Russell

12 Woodbury Street

Providence, RI 02906

Charlotte Allen Russell

6 Powersbridge Road

Peterborough, NH 10013

Erica Meyer Russell

317 Pleasant Street

Laconia, NH 03246

Roy Patterson Russell

90 quai de Jemmapes

4eme dr

Paris 75010 FRANCE

Stephen P. Sander

1129 Parkside Drive E.

Seattle, WA 98112

Aviva Sapers

101 Rogers Street

Cambridge, MA 02142

Fred Schapelhouman

22312 NE 114th St

Redmond, WA 98053

Drew Schembre

2446 First Ave N

Seattle, WA 98109

William Scott

2013 SW Sixth Avenue

Portland, OR 97201

Seed Partners LLC

c/o Mike Simches

372 Washington Street

Wellesley, MA 02181

Jonathan Seelig

19 Ash Street

Cambridge, MA 02138

Asher Perlman Seelig

19 Ash Street

Cambridge, MA 02138

Harvey Sorkin Revocable Trust

228 Grand Pointe Drive

Palm Beach Gardens, FL 33418

Orin Smith

Starbucks Headquarters

Mail Stop EX2

2401 Utah Ave S. #800

Seattle, WA 98134

Charles Stonecipher

916 16th Ave E

Seattle, WA 98112

The Craig Douglas Sherman Trust

c/o Benchmark Partners

2480 Sand Hill Road, Suite 200

Menlo Park, CA 94025

The Shin-Sherman Trust

186 Burns Avenue

Atherton, CA 94027

Thomas G. Stemberg Revocable Trust dated May 1, 1991

C/o Eric Riak

Atlantic Trust Pell Rudman

100 Federal Street

Boston, MA 02110

John Titcomb, Jr.

629 East Lake Sammamish Shr Ln NE

Sammamish, WA 98074-6906

Tom Unger

8412 Charles Valley Court

Baltimore, MD 21204

United Investors International Company

Attn: John Vogel

2550 M Street, NW

Washington, DC 20037

Conrad Wagner

Stansstaderstrasse 26

Stans 6370

Switzerland

Jacqueline Witter

8449 S.E. 69th Place

Mercer Island, WA 98040

Cron Holding AS

Drammensveien 97

0273 Oslo

0301 Oslo

Norway

Smedvig Capital AS

Løkkeveien 103

P.O. Box 900

4004 Stavanger

Norway

Brett Akker

Foxwell Cottage

Hunts Hill

Normandy

Guildford

Surrey GU3 2AH

U.K.

Sir Trevor Chinn

Flat 29

7-11 Princes Gate

London SW7 1QL

U.K.

Andrew Edgar

21 Wycliffe Road

London SW19 1ES

U.K.

Michael Fogelberg

Bifroststigen 6

182 64 Djursholm

Sweden

Jonathan Hampson

20 Whitelands House

Cheltenham Terrace

Chelsea

London SW3 4QX

U.K.

Simon Healey

82 Kingfisher House

Juniper Drive

Wandsworth

London SW18 1TY

U.K.

Henry Imber

372 Merton Road

London SW18 5AD

U.K.

Philip Marland

215A Earlsfield Road

London SW18 3DE

U.K.

Patrick Metdepenninghen

Rue Coppens 0014

1000 Brussel 1

Belgium

Jonathan Thomson

Ground Floor

18 Colless Road

South Tottenham

London N15 4NR

U.K.

Andrew Valentine

Mercury Lodge

Cobbett Hill

Normandy

Guildford

Surrey GU3 2AA

U.K.

Mark Walker

47 Brynmaer Road

London SW11 4EN

U.K.

Appleby Trust (Jersey) Ltd

13-14 Esplanade

St. Helier

Jersey JE1 1BD

Adebo Abayomi

Holly House

26a Nightingale Road

Hampton

Middlesex TW12 3HX

U.K.

John Brunton

8B Harberton Mead

Headington

Oxford OX3 0DB

U.K.

Harriet Clark

Flat B

61-63 Kennington Road

London SE1 7PZ

U.K.

Philip Day

48 Sutton Court

London W4 3JE

U.K.

Suyin Dubois

Lyle Park

57 Putney Hill

London SW15 6RT

U.K.

Paul Garratt

11 Wood Close

Biddenham

Bedfordshire MK40 4QG

U.K.

Oliver Harvey

12 Cranworth Gardens

London SW9 0NS

U.K.

Kate Humphrey

14 Putney Park Lane

Putney

London SW15 5HD

U.K.

Jiri Kobalicek

1 Chagford Court

57 Devonshire Road

London SW19 2EJ

U.K.

Carla Orchard

60 Durnsford Road

Wimbledon

London SW19 8HQ

U.K.

Amanda Robinson

1 Gray Street

Pukerua Bay

5026

New Zealand

Shawn Rosewarne

26 Sutherland Drive

Colliers Wood

London SW19 2UJ

U.K.

Holly Ruddin

76 St. Mary’s Grove

Chiswick

London W4 3LW

U.K.

Laura Turner

32 Grant Road

Croydon CR0 6PG

U.K.

Angela Wright

9 Walham Grove

London SW6 1QP

U.K.